Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2011
Accrued expenses and other current liabilities

14. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2010	2011
Other taxes payable	$3,835,875	$3,817,175
Accrued employee payroll and welfare	1,183,013	3,800,748
Other payable	3,376,522	7,365,382
Accrued expenses	2,160,322	1,385,094
Advances from customers	705,649	2,541,779

	$11,261,381	$18,910,178

Other taxes payable mainly consist of value-added tax payable and sales taxes payable. The Group’s PRC subsidiaries are subject to value-added tax at a rate of 17% on product purchases and sales amount. Value-added tax payable on sales is computed net of value-added tax paid on purchases. The Group’s PRC subsidiaries are also subject to business tax at a rate of 5% on sales related to service rendered.